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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



              Date of Report (Date of the earliest event reported)
                        September 7, 2001 (July 31, 2001)


                       PLAY BY PLAY TOYS & NOVELTIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               Texas                      0-26374               74-2623760
  (State or other jurisdiction of       (Commission          (I.R.S. Employer
         incorporation)                 File Number)        Identification No.)


                                  4400 Tejasco
                            San Antonio, Texas 78218
              (Address of principal executive offices and zip code)


                                 (210) 829-4666
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

      Attached hereto as Exhibit 99.1 is a copy of the press release issued by Play By Play Toys & Novelties, Inc. on August 31, 2001.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

  99.1   Press Release dated August 31, 2001 by Play By Play Toys & Novelties,
         Inc.



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                                INDEX TO EXHIBITS


NUMBER                         DESCRIPTION OF EXHIBITS
------       -------------------------------------------------------------------

  99.1*      Press Release dated August 31, 2001 by Play By Play Toys &
             Novelties, Inc.


--------------------
* Included herewith



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 7th day of September 2001.



                                    PLAY BY PLAY TOYS & NOVELTIES, INC.

                                    By: /s/ TOMAS DURAN
                                        -------------------------------
                                            Tomas Duran
                                            CHIEF EXECUTIVE OFFICER



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